AXIS Capital- Built for Challenging Markets JP Morgan 2008 Insurance Conference New York, NY March 27, 2008 David Greenfield, CFO, AXIS Capital Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the
U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the
United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,”
“intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, our expectations regarding pricing and other market conditions, our growth prospects, the amount of our acquisition costs, the amount of our net losses and loss reserves, the projected amount of our capital expenditures, management of interest rate and foreign currency risks, valuations of potential interest rate shifts and foreign currency rate changes and measurements of potential losses in fair market values of our investment portfolio.  Forward-looking statements only reflect our expectations and are not guarantees of performance.  These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from our expectations. Important factors that could cause actual events or results to be materially different from our expectations include (1) the occurrence of natural and man-made disasters,
(2) actual claims exceeding our loss reserves, (3) the failure of any of the loss limitation methods we employ,
(4) the effects of emerging claims and coverage issues, (5) the failure of our cedants to adequately evaluate risks, (6) the loss of one or more key executives, (7) a decline in our ratings with rating agencies, (8) loss of business provided to us by our major brokers, (9) changes in accounting policies or practices, (10) changes in governmental regulations, (11) increased competition, (12) changes in the political environment of certain countries in which we operate or underwrite business, (13) interest rate and/or currency value fluctuations,
(14) general economic conditions and (15) other matters that can be found in our filings with the Securities and
Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Cautionary Statement Regarding Forward-looking Statements

Common equity of $4.7 Bn and total capital of $5.7 Bn
Over 725 employees in Bermuda, Europe, U.S. and Australasia
Ratings of A (S&P - positive), A2 (Moody’s - stable) and A (AM Best - stable)
$3.6 billion in gross premiums written (GPW) in 2007
GPW by Segment
2007 GPW = $3,590 M
AXIS Re
43%
AXIS
Insurance
57%
$0
$1,000
$2,000
$3,000
$4,000
2002 2003 2004 2005 2006 2007
AXIS Insurance
AXIS Re
$1,108
$2,274
$3,012
$3,394
$3,609
($ in millions)
Gross Premiums Written 2002 - 2007
’02-‘07 GPW
CAGR =
27%
AXIS: Six Years of Outperformance
$3,590

AXIS: Six Years of Outperformance
27.7%
22.5%
23.0%
21.5%
24.4% 25.2%
42.7%
51.1%
61.4%
80.3%
52.9%
50.1%
0%
25%
50%
75%
100%
2002 2003 2004 2005 2006 2007
$1,055.2
$925.8
$90.1
$495.0
$532.4
$265.1
$0
$250
$500
$750
$1,000
$1,250
2002 2003 2004 2005 2006 2007
($ in millions)
70.4%
73.6%
84.4%
101.8%
77.3%
Total Expense Ratio
Loss Ratio
AVERAGE
80.5%
AVERAGE =
17.9%
Quality, Sustainability and Profitability
Return on Average Common Equity Net Income
Combined Ratio
75.3%
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007
=

Full Year 2007 Highlights
Net income was a record $1.1 billion,
or $6.41 per diluted common share
Gross premiums written were stable at $3.6 billion
Combined ratio was 75.3%
Return on average common equity was 24.6%
Diluted book value per share increased 23% to $28.79
at December 31, 2007
Returned over $400 million to shareholders
through share repurchases and dividends
Minimal impact from problem areas in subprime and
credit

Diversified Strategic Footprint
2002
$1.1Bn
2003
$2.3Bn
2004
$3.0Bn
2005
$3.4Bn
2006
$3.6Bn
Bermuda
London-
market
Worldwide
specialty
lines
portfolio
U.S. excess &
surplus lines
U.S.
professional
lines renewal
rights (D&O)
Bermuda
professional
lines (D&O)
E&O team
European
professional
lines
Media Pro
relationship
established
Entry into
media liability
and
small/middle-
market
professional
lines
business
through
acquisition of
Media Pro
AXIS
Re
Property
catastrophe
reinsurance
portfolio
Establishment of
U.S. casualty
reinsurance
portfolio
Establishment of
Continental
European
reinsurance
presence in Zurich
AXIS
Insurance
Representative
office in Singapore
Selective diversification by product and geography with well-timed entry
Continued diversification at many levels within portfolio
Entry into
global
engineering
and
construction
reinsurance
2007
$3.6Bn

AXIS Insurance – Diversity and Specialization
2007 GPW by Line of Business
Total GPW = $2,039 M
Property 32%
Marine 11%
Terrorism 3%
Aviation 3%
Political Risk 11%
Professional
Lines 26%
Liability 12%
Other 1%
•
Diverse and strong distribution
driving increased submissions
•
Global platform and strategic
presence
•
Cycle management
throughout specialty lines
•
Investment in enhanced
operational capabilities
•
Add specialty books of business
within broader areas of expertise
•
Leverage embedded
underwriting expertise in
political risk in capital markets

AXIS Re – Global Specialization
2007 GPW by Line of Business
Total GPW = $1,551 M
Catastrophe 30%
Property 18%
Professional Lines 15%
Credit and Bond
8%
Motor 6%
Other 7%
•
Broad portfolio on many
dimensions
•
Strong balance sheet featuring
conservative reserving practices
•
Primarily non-proportional
•
Sought-after lead market
(technical expertise and
significant capacity)
•
Focus on core group of clients in
specific market segments to limit
capacity provided to a given
segment
•
Not focused on market share or
commodity-like business
Liability 16%

Risk Management Strategies
• Properly considered and controlled medium
and long-term strategy
• Minimizes reliance on external protection
(e.g. securitization of risks or reinsurance
purchase)
• Diversification credit applied only within
portfolios and portfolio risk-adequate pricing
is mandated by business unit
Selective Diversification
Strict Control Environment
Defined Tolerance Levels
• Rigorous, centralized peer review
• Controls designed to identify, assess and
manage risk
• Limits expressed in ways that can be
measured, monitored and peer-reviewed
• Strict budgeting and accumulation control
• Maximum limits and risk tolerances for
potential shock losses
• Limit overall exposure to long-tail business
• Robust management of overlap between
insurance and reinsurance businesses

Strong Balance Sheet
Total Cash and Invested Assets
Premiums Receivable
Reinsurance Recoverable
Other Assets
Total Assets
Loss & Loss Adjustment Expense Reserves
Unearned Premium
Long-Term Debt
Other Liabilities
Total Liabilities
Total Shareholders’ Equity
Gross Reserves / Equity Capital
Gross Reserves / Total Capital
Net Reserves / Equity Capital
Net Reserves/ Total Capital
Reinsurance Recoverables / Equity Capital
Reinsurance Recoverables / Total Capital
$10,311
1,231
1,357
1,776
$14,675
$5,587
2,146
499
1,284
$9,516
$5,159
108%
99%
82%
75%
26%
24%
($ millions)
$7,703
1,027
1,518
1,678
$11,926
$4,743
1,760
499
1,411
$8,414
$3,512
135%
118%
92%
80%
43%
38%
$9,653
1,126
1,359
1,528
$13,665
$5,015
2,016
499
1,723
$9,253
$4,412
114%
102%
83%
74%
31%
28%
2007
December 31,
2006 2005

Favorable Reserve Development since Inception
27.7
106.8
268.7
168.3
214.0
28.1
74.9
114.3
49.0
123.0
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007
($ in millions)
Reinsurance Insurance
$55.8
$181.7
$383.0
$216.5
$322 excluding
adverse KRW
development of
$105
$337.0

Strong Net Reserve Position
$454
$59
$63
$361
$271
$73
$574
$316
$599
$443
$556
$538
$0
$400
$800
$1,200
Property and
Other
Liability Professional
Lines
Cat, Property &
other
Credit & Bond,
Motor & Liability
Professional
Lines
Net Case Reserves Net IBNR Reserve
($ in millions)
AXIS Insurance
Net IBNR Reserves = $1,489
Net Reserves = $2,065
AXIS Re
Net IBNR Reserves = $1,537
Net Reserves = $2,243
$1,028
$375
$662
$804
$827
$611
Note:  Information as of December 31, 2007

Conservative Investment Portfolio
Mortgage
Backed
Securities
31%
Corporate Debt
15%
U.S.
Treasury/Agency
12%
Asset Backed
Securities
6%
Cash &
Equivalents
20%
Municipals/
Non- U.S.
Government
5%
Cash and Fixed Income
Duration (years)
Average Credit Quality
2007 Book Yield
2007 Total Return
2.5
AA+
5.14%
5.44%
As of December 31, 2007
Emphasis on capital
preservation
Managers have a constrained
total return mandate
“Risk assets” provide
diversification and are not to
exceed 50% of equity
Minimal exposure to recent
problem areas in subprime
and credit
Maintaining conservative
approach through
challenging market
environment
Other Investments
11%
Total Cash &
Investments  =
$10.4 B

Modest Financial Leverage = Financial Flexibility
1,961
2,817
3,238
3,012
3,913
4,659
250
250
250
250
250
250
499
499
499
499
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2002 2003 2004 2005 2006 2007
($ in millions)
$2,817
$3,737
$4,011
$4,912
Common
Equity
Series A
Preferred Equity
Series B
Preferred Equity
Debt
$1,961
$5,658
Capitalization Ratios
Debt / Total Capital                 8.8%
Debt + Preferred / Total Capital 17.7%

Shareholder Value Creation
$28.79
$23.45
$18.34
$19.29
$16.74
$13.90
$2.35
$1.69
$1.09
$0.07
$0.52
$0.00
$7.00
$14.00
$21.00
$28.00
$35.00
2002 2003 2004 2005 2006 2007
Diluted Book Value Per Share (1)
(1) Calculated using the treasury stock method.
Accumulated Dividends Paid
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007
Diluted book value per share + Accumulated dividends
Return on Average Common Equity
AVERAGE=
17.9%
2002 – 2007 ROACE = 17.9%
Diluted book value per share plus accumulated dividends have grown at an annualized rate of 17.5%
from 2002 through 2007
$13.90
$16.81
$19.81
$19.43
$25.14
$31.14
’02-‘07 CAGR =
17.5%

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